UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2006

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (972) 869-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On February 16, 2006, Thomas Group, Inc. issued a press release announcing the results of operations and financial condition of Thomas Group, Inc. for the three months and fiscal year ended December 31, 2005. This press release is attached hereto as Exhibit 99.1.

Attached hereto as Exhibit 99.2 is the transcript of Thomas Group, Inc.’s earnings conference call conducted on February 21, 2006 to discuss its financial results for the three months and fiscal year ended December 31, 2005.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being expressly incorporated by reference in such filing. The exhibits contain, and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press release dated February 16, 2006 announcing the results of operations and financial condition for the three months and fiscal year ended December 31, 2005.
99.2	Transcript of earnings conference call on February 21, 2006 discussing its financial results for the three months and fiscal year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	February 23, 2006	By:	/s/ James T. Taylor
James T. Taylor,
President & Chief Executive Officer

Exhibit Index

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press release dated February 16, 2006 announcing the results of operations and financial condition for the three months and fiscal year ended December 31, 2005.
99.2	Transcript of earnings conference call on February 21, 2006 discussing its financial results for the three months and fiscal year ended December 31, 2005.